Exhibit 99.2


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned hereby constitute and appoint ZACHARY SNOW, KEITH WALLER and BRUCE WILSON and each of them severally, as the true and lawful attorneys and agents of each of the undersigned, with power to act with or without the others and with full power of substitution and resubstitution, to execute in the name, place and stead of each of the undersigned any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned (whether such filing includes one or more or all of the undersigned) under Section 13 or
Section 16 of the United States Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements thereunder, including any forms or statements required to be submitted in connection with any electronic filing, or any statement or report, including any amendment to any statement or report, required to be filed with respect to any of the undersigned under any comparable laws, rules, regulations and requirements of any foreign jurisdiction, and to file any of the same with the Securities and Exchange Commission and any other appropriate U.S. and foreign regulatory authorities, said attorneys and agents having full power and authority to do and perform in the name and on behalf of any of the undersigned every act necessary to be done in the premises as fully and as effectually as the undersigned might or could do in person; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of February 11, 2008.



                                /s/ Daniel S. Loeb
                                ------------------------------------------------
                                Daniel S. Loeb



                                THIRD POINT LLC


                                By:  /s/ Daniel S. Loeb
                                     -------------------------------------------
                                     Name:    Daniel S. Loeb
                                     Title:   Chief Executive Officer



                                THIRD POINT OFFSHORE FUND, LTD.


                                By:  /s/ Daniel S. Loeb
                                     -------------------------------------------
                                     Name:    Daniel S. Loeb
                                     Title:   Director


                   [Additional signatures on following page]

                                THIRD POINT PARTNERS LP

                                By:  Third Point Advisors LLC, its General
                                     Partner

                                By:  /s/ Daniel S. Loeb
                                     -------------------------------------------
                                     Name:    Daniel S. Loeb
                                     Title:   Managing Member


                                THIRD POINT PARTNERS QUALIFIED LP

                                By:  Third Point Advisors LLC, its General
                                     Partner

                                By:  /s/ Daniel S. Loeb
                                     -------------------------------------------
                                     Name:    Daniel S. Loeb
                                     Title:   Managing Member



                                THIRD POINT ULTRA LTD.

                                By:  Third Point LLC, its Investment Manager

                               By:  /s/ Daniel S. Loeb
                                     -------------------------------------------
                                     Name:    Daniel S. Loeb
                                     Title:   Chief Executive Officer



                                LYXOR/THIRD POINT FUND LIMITED

                                By:  Third Point LLC, its Investment Manager

                                By:  /s/ Daniel S. Loeb
                                     -------------------------------------------
                                     Name:    Daniel S. Loeb
                                     Title:   Chief Executive Officer



                       [Signatures to Power of Attorney]